                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ Carl W. Rausch


                                       Date: January 26, 2000

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ David N. Judelson


                                       Date: January 24, 2000

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ Paul A. Looney


                                       Date: January 26, 2000

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ Daniel P. Harrington


                                       Date: January 20, 2000

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ Stephen A. Kaplan


                                       Date: January 26, 2000

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ C. Everett Koop


                                       Date: January 19, 2000

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year ended October 31, 1999 (the "Form 10-K") pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the Company, individually as a director and/or as an officer of the Company, hereby makes, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K report, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                       /s/ Charles A. Sanders


                                       Date: January 19, 2000